PARAMETRIC DIVIDEND INCOME FUND

Supplement to Statement of Additional Information (“SAI”) dated July 1, 2015

PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND

Supplement to SAI dated November 1, 2015

PARAMETRIC EMERGING MARKETS CORE FUND

Supplement to SAI dated January 1, 2016

PARAMETRIC TAX-MANAGED INTERNATIONAL EQUITY FUND

Supplement to SAI dated March 1, 2016

PARAMETRIC ABSOLUTE RETURN FUND

PARAMETRIC COMMODITY STRATEGY FUND

Supplement to SAI dated May 1, 2016

PARAMETRIC EMERGING MARKETS FUND

PARAMETRIC GLOBAL SMALL-CAP FUND

PARAMETRIC INTERNATIONAL EQUITY FUND

Supplement to SAI dated June 1, 2016

The following changes are effective July 1, 2016:

1.

William H. Park replaces Ralph F. Verni as Chairperson of the Board.

2.

The following replaces the first sentence of the paragraph describing the Audit Committee under “Fund Management.” in “Management and Organization:

Messrs. Verni (Chairperson), Eston and Park, and Ms. Frost are members of the Audit Committee.

June 8, 2016